SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      July 1, 1999
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                              Big City Bagels, Inc.
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               (Exact Name of Registrant as Specified in Charter)



        New York                     0-28058                 11-3137508
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(State or Other Jurisdiction  (Commission File Number)    (IRS Employer
  of Incorporation)                                        Identification No.)



99 Woodbury Road, Hicksville, New York                          11801
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code     (516) 932-5050
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                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 1.  Changes in Control of Registrant

         See discussion under Item 2 below and the information set forth in the Information Statement, dated June 18, 1999 and filed with the Securities and Exchange Commission on June 18, 1999, pursuant to Section 14(F) of the Securities Exchange Act of 1934 and SEC Rule 14F-1, which is incorporated herein by reference thereto.

Item 2.  Acquisition or Disposition of Assets

General

         On July 1, 1999, Big City Bagels, Inc. ("Company"), BCB Acquisition Corp. I ("BCB I") and BCB Acquisition Corp. II ("BCB II" and, together with the Company and BCB I, the "Big City Parties") consummated the transactions contemplated by the Agreement and Plan of Reorganization and Merger with Intelligent Computer Solutions, Inc. ("ICS"), VillageNet, Inc. ("VillageNet") and each of the shareholders of ICS and VillageNet (collectively, the "Shareholders" and, together with ICS and VillageNet, the "Target Corporation Parties"), dated May 21, 1999 and as amended on June 28, 1999 (the "Merger Agreement"). The Merger Agreement provided for the merger (the "Merger") of BCB I and BCB II with and into ICS and VillageNet, respectively, for the separate corporate existence of BCB I and BCB II to cease and for ICS and VillageNet to be the surviving corporations of the Merger, continuing after the Merger as wholly-owned subsidiaries of the Company.

Merger Consideration

         Under the terms of the Merger Agreement, all 100 shares of common stock of each of BCB I and BCB II outstanding immediately prior to the time that the Merger became effective ("Effective Time") were converted into and exchanged for 100 shares of common stock of each of ICS and VillageNet, respectively, which now represent all of the issued and outstanding shares of capital stock of each of ICS and VillageNet.

         At the Effective Time, (i) the 1,400 shares of the common stock, representing all the outstanding capital stock of ICS, were converted into the right to receive 4,309,733 shares of the Company's common stock ("Big City Common Stock") and 254,076 shares of Class B Preferred Stock ("Big City Preferred Stock" and, together with the Big City Common Stock, the "ICS Merger Consideration") and (ii) the 1,000 shares of common stock of VillageNet, representing all the outstanding capital stock of VillageNet, will be converted into the right to receive 4,309,733 shares of Big City Common Stock and 254,076 shares of Big City Preferred Stock ("VillageNet Merger Consideration"). The holders of Big City Preferred Stock will have the right to convert all 508,152 shares of Big City Preferred Stock into an aggregate of 70,124,976 shares of Big City Common Stock at a conversion rate of 138 shares of Big City Common Stock for each share of Big City Preferred Stock. The holders may convert the Big City Preferred Stock, in whole or in part, at any time after the Effective Time, provided that the Company is then authorized to issue a sufficient number of shares of Big City Common Stock. The Certificate of Incorporation of the Company currently authorizes the Company to issue 25,000,000 shares of Big City Common Stock. As of July 1, 1999, the Company had outstanding 16,643,691 shares of Big City Common Stock (excluding 65,279 shares of treasury stock) and had reserved for issuance upon the exercise of outstanding options and warrants or pursuant to the Company's outstanding stock plans, 1,412,262 shares of Big City Common Stock. Accordingly, at July 1, 1999, the Big City Preferred Stock could only be



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converted into a maximum of 6,944,047 shares of Big City Common Stock. The
Certificate of Incorporation of Big City is anticipated to be amended to increase the number of shares of Big City Common Stock that the Company is authorized to issue at some time subsequent to the closing of the Merger. The Big City Preferred Stock will be transferrable, subject to compliance with applicable securities laws. The holders of Big City Preferred Stock also will have voting rights equal to the number of shares of Big City Common Stock into which each share of Big City Preferred Stock is then convertible. Assuming the conversion of all of the shares of Big City Preferred Stock, the ICS Merger Consideration and VillageNet Merger Consideration together would represent approximately 90% of the Big City Common Stock outstanding after the Effective Time, calculated on a fully diluted basis assuming the exercise of the Company's outstanding options and warrants that have an exercise price of $1.00 or less.

Modified Severance Arrangement

         Concurrently with the consummation of transactions contemplated by the Merger Agreement, the Company and its Chairman and Chief Executive Officer, Mark Weinreb, terminated Mr. Weinreb's employment with the Company. At the closing, the Company issued to Mr. Weinreb 125,000 shares of Big City Common Stock pursuant to Big City's 1998 Performance Equity Plan in lieu of a previously agreed cash severance payment. These shares are subject to strict volume limitations on resale until June 15, 2000. For a period of four months after the closing, the Company will continue to provide certain perquisites provided under his former employment agreement. Mr. Weinreb will make himself available to provide consulting services to the Company relating to transition activities and the Company's reporting obligations under the Securities Exchange Act of 1934, as amended ("Exchange Act"). Mr. Weinreb will provide these services for up to 16 consecutive seven-day periods, but for not more than 25 hours per period. The Company will pay Mr. Weinreb $1,250 for each of the first 12 periods and $1,875 for the last four periods.

ICS and VillageNet

         VillageNet, founded in June 1995, is a community-oriented Internet service provider specializing in educational and family-based Internet services with a local emphasis on business advertising and shopping, chat rooms and parent / student / teacher interaction.

         ICS, founded in October 1994, is a systems-integration firm specializing in network design, implementation and maintenance and providing Internet / intranet messaging and security products.

         For the fiscal years ended December 31, 1998 and 1997, VillageNet recorded revenues of $418,712 and $425,074, respectively, and net income (loss) of $70,418 and ($6,618), respectively. At December 31, 1998, VillageNet had stockholders' equity of ($117,273).

         For the fiscal years ended December 31, 1998 and 1997, ICS recorded revenues of $6,066,355 and $5,840,175, respectively, and net income of $246,759 and $51,588, respectively. At December 31, 1998, ICS had stockholders' equity of $185,077.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (a)      Financial Statements

         The Company will file the required financial statements within 60 days (September 14, 1999) of the last date on which its report on Form 8-K is required to be filed.


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         (b)      Pro Forma Financial Statements

         The Company will file the required pro forma financial statements within 60 days (September 14, 1999) of the last date on which its report on Form 8-K is required to be filed.

         (c)      Exhibits

    Exhibit Number  Description
    --------------  -------------

        2.1(a)      Amendment, dated as of June 28, 1999, to Agreement and
                    Plan of Reorganization and Merger, dated as of May 21, 1999, among the Company, BCB I, BCB II, ICS, VillageNet and the Shareholders

        3.1(a) Revised Form of Certificate of Amendment of the Company's Certificate of Incorporation

        10.1(a) Amendment, dated as of June 28, 1999, to Severance and Consulting Agreement, dated as of May 21, 1999, between the Company and Mark Weinreb

        23(a) Consent of Independent Auditors of VillageNet (to be filed by amendment)

        23(b) Consent of Independent Auditors of ICS (to be filed by amendment)

        99.1        Press Release dated July 1, 1999

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 1, 1999                 BIG CITY BAGELS, INC.
                                     --------------------
                                     (Registrant)


                                     /s/ Peter Keenan
                                     ----------------------
                                     Peter Keenan
                                     President




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                                  EXHIBIT INDEX


    Exhibit Number  Description
    --------------  -------------

        2.1(a)      Amendment, dated as of June 28, 1999, to Agreement and
                    Plan of Reorganization and Merger, dated as of May 21, 1999, among the Company, BCB I, BCB II, ICS, VillageNet and the Shareholders

        3.1(a) Revised Form of Certificate of Amendment of the Company's Certificate of Incorporation

        10.1(a) Amendment, dated as of June 28, 1999, to Severance and Consulting Agreement, dated as of May 21, 1999, between the Company and Mark Weinreb

        23(a) Consent of Independent Auditors of VillageNet (to be filed by amendment)

        23(b) Consent of Independent Auditors of ICS (to be filed by amendment)

        99.1        Press Release dated July 1, 1999